Exhibit 99.2


                               THIRD QUARTER 2005

                    -----------------------------------------
                    Supplemental Operating and Financial Data
                    -----------------------------------------





                       Summit Grand Parc - Washington D.C.
                  105 Apartment Homes - Currently 95% Occupied



                              Camden Property Trust
                        Three Greenway Plaza, Suite 1300
                              Houston, Texas 77046
                      Phone: 713-354-2500 Fax: 713-354-2700
                              www.camdenliving.com
                              --------------------



In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN                                                         TABLE OF CONTENTS


--------------------------------------------------------------------------------

                                                                            Page
Press Release Text                                                             3
Financial Highlights                                                           6
Operating Results                                                              7
Funds from Operations                                                          8
Balance Sheets                                                                 9
Portfolio Statistics                                                          10
Components of Property Net Operating Income                                   11
"Same Property" Third Quarter Comparisons                                     12
"Same Property" Sequential Quarter Comparisons                                13
"Same Property" Year to Date Comparisons                                      14
Joint Venture Operations                                                      15
Development Pipeline                                                          16
Pre - Development Pipeline                                                    17
Mezzanine Financing Summary                                                   18
Acquisitions & Dispositions                                                   19
Debt Analysis                                                                 20
Debt Covenant Analysis                                                        21
Capitalized Expenditures & Maintenance Expense                                22
Non-GAAP Financial Measures - Definitions & Reconciliations                   23
Other Data                                                                    25
Community Table                                                               26

                    Camden Property Trust Announces
                 Third Quarter 2005 Operating Results

    HOUSTON--(BUSINESS WIRE)--Oct. 27, 2005--Camden Property Trust (NYSE:CPT) announced that its Funds from Operations ("FFO") for the third quarter of 2005 totaled $0.76 per diluted share or $44.4 million, as compared to $0.76 per diluted share or $33.6 million reported for the third quarter of 2004. FFO for the nine months ended September 30, 2005 totaled $2.63 per diluted share or $145.8 million, as compared to $2.38 per diluted share or $105.5 million reported for the same period in 2004. FFO for the nine months ended September 30, 2005 included a $0.44 per diluted share impact from the sale of technology investments and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported a net loss of $2.3 million or $0.05 per diluted share for the third quarter of 2005, primarily due to a $0.17 per diluted share charge related to the amortization of acquired in place leases and a $0.04 per diluted share charge for early retirement of joint venture debt. Net income for the third quarter of 2004 was $5.8 million or $0.14 per diluted share. For the nine months ended September 30, 2005, net income totaled $186.2 million or $3.39 per diluted share compared to $22.8 million or $0.54 per diluted share for the same period in 2004. Net income for the nine months ended September 30, 2005 included a $3.03 per diluted share impact from gain on sale of properties and discontinued operations, a $0.44 per diluted share impact from the sale of technology investments, a $0.40 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. A reconciliation of net income ("EPS") to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 49,936 apartment homes included in consolidated same-property results, third quarter 2005 same-property net operating income ("NOI") growth was 4.4% compared to the third quarter of 2004, with revenues increasing 4.9% and operating expenses increasing 5.6%. On a sequential basis, third quarter 2005 same-property NOI declined 0.5% compared to second quarter 2005, with revenues increasing 2.0% and expenses increasing 6.0% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.7%, with revenue growth of 3.1% and expense growth of 3.7% compared to the same period in 2004. Same-property physical occupancy levels for the combined portfolio averaged 96.0% during the third quarter of 2005, compared to 94.6% in the third quarter of 2004 and 95.2% in the second quarter of 2005.
    For the 38,853 apartment homes included in Camden's same-property results, third quarter 2005 revenues increased 4.0% while operating expenses increased 3.8%, producing a 4.2% increase in same-property net operating income ("NOI") compared to the third quarter of 2004. On a sequential basis, third quarter 2005 same-property NOI declined 1.5% compared to the second quarter of 2005, with revenues increasing 1.7% and expenses increasing 6.4% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 2.4%, with revenue growth of 2.4% and expense growth of 2.5% compared to the same period in 2004.
    For the 11,083 same-property apartment homes acquired from Summit, third quarter 2005 revenues increased 7.2% while operating expenses increased 11.9%, producing a 4.8% increase in same-property net operating income ("NOI") compared to the third quarter of 2004. On a sequential basis, third quarter 2005 same-property NOI increased by 1.9% compared to the second quarter of 2005, with revenues increasing 2.9% and expenses increasing 4.9% compared to the prior quarter. On a year-to-date basis, 2005 same-property NOI increased 3.5%, with revenue growth of 4.9% and expense growth of 7.7% compared to the same period in 2004.
    A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    The Company completed construction on two apartment communities during the third quarter. Camden Lago Vista in Orlando, FL, was completed during the quarter and is currently 95% leased and occupied. Camden Farmers Market II in Dallas, TX was also completed and is currently 51% leased, with stabilization expected in early 2006. Camden continued construction on nine other development communities, including one joint venture community. Of those projects, two are currently in lease-up: Camden Westwind in Ashburn, VA (joint venture), and Camden Fairfax Corner in Fairfax, VA. Those projects are currently 30% leased and 16% leased, respectively. The remaining seven communities under construction are expected to begin lease-ups in late 2005 or during 2006.

    Acquisition/Disposition Activity

    During the quarter, the Company completed the acquisition of Camden World Gateway, a 408-home apartment community in Orlando, FL for $58.5 million. Subsequent to quarter-end, the Company acquired Camden Gaines Ranch, a 390-home apartment community in Austin, TX for $43.0 million.
    Dispositions for the quarter included Summit Lenox, a 431-home apartment community in Atlanta, GA sold for $30.2 million, and 2.2 acres of undeveloped land in Dallas, TX sold for $2.0 million. At quarter-end, Camden had two additional communities held for sale:
Camden Live Oaks, a 770-home apartment community in Tampa, FL, and Camden Trails, a 264-home apartment community in Dallas, TX.

    Earnings Guidance

    Camden updated its 2005 earnings guidance and now expects full-year FFO of $3.44 to $3.49 per diluted share, and fourth quarter FFO of $0.82 to $0.86 per diluted share. EPS is expected to be between $0.02 and $0.06 per diluted share for the fourth quarter of 2005, and between $3.32 and $3.37 for full-year 2005, excluding any future gains from potential property or land sales. Camden updates its earnings guidance to the market on a quarterly basis. A reconciliation of expected net income to expected FFO is included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, October 28, 2005 at 9:00 a.m. Central Time to review its third quarter results and discuss its outlook for future performance. To participate in the call, please dial 866-831-6224 (domestic) or 617-213-8853
(international) by 8:50 a.m. Central Time and request the Camden Property Trust Third Quarter Earnings Call, Conference Passcode #56482111, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website or by calling Camden's Investor Relations Department at 800-922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 194 properties containing 67,009 apartment homes across the United States. Upon completion of nine properties under development, the Company's portfolio will increase to 70,220 apartment homes in 203 properties.
    For additional information, please contact Camden's Investor Relations Department at 800-922-6336 or 713-354-2787 or access our website at http://www.camdenliving.com.

CAMDEN                                                                             FINANCIAL HIGHLIGHTS
                                                                       (in thousands, except per share,
                                                                      property data amounts and ratios)
-------------------------------------------------------------------------------------------------------
(Unaudited)
                                                             Three Months Ended     Nine MonthsEnded
                                                                September 30,         September 30,
                                                           --------------------------------------------
                                                               2005      2004      2005 (a)       2004
                                                           -------------------- -----------------------
Total property revenues                                    $141,208  $100,909     $393,530    $300,427

EBITDA                                                       77,626    56,897      235,973     175,901

Net income (loss)                                            (2,317)    5,807      186,199      22,849
      Per share - basic                                       (0.04)     0.14         3.63        0.57
      Per share - diluted                                     (0.05)     0.14         3.39        0.54

Income (loss) from continuing operations                     (3,020)    4,674      147,004      20,336
       per share - basic                                      (0.05)     0.11         2.87        0.51
       per share - diluted                                    (0.06)     0.11         2.68        0.48

Funds from operations                                        44,371    33,624      145,822     105,484
       Per share - diluted                                     0.76      0.76         2.63        2.38

Dividends per share                                            0.64      0.64         1.91        1.91
Dividend payout ratio                                          84.2%     84.2%        72.6%       80.3%

Interest expensed                                            29,331    19,305       81,416      59,701
Interest capitalized                                          5,015     2,294       12,657       6,966
                                                           --------- ---------  ----------- -----------
    Total interest incurred                                  34,346    21,599       94,073      66,667

Principal amortization                                        3,135     1,105        7,590       3,479
Preferred dividends & distributions                           1,750     2,664        5,278       8,350

Interest expense coverage ratio                                 2.6 x     2.9 x        2.9 x       2.9
Total interest coverage ratio                                   2.3 x     2.6 x        2.5 x       2.6
Fixed charge expense coverage ratio                             2.3 x     2.5 x        2.5 x       2.5
Total fixed charge coverage ratio                               2.0 x     2.2 x        2.2 x       2.2

Same property NOI increase/(decrease) (b)                       4.4%                   2.7%
  (# of apartment homes included)                            49,936                 49,936

Gross turnover of apartment homes (annualized)                   71%                    65%
Net turnover (excludes on-site transfers and
transfers to other Camden communities)                           64%                    59%


                                                                                 As of September 30,
                                                                                -----------------------
                                                                                   2005        2004
                                                                                -----------------------
Total assets                                                                    $4,468,024  $2,646,929
Total debt                                                                      $2,564,817  $1,605,326
Common and common equivalent shares,
outstanding end of period (c)                                                       58,721      44,432
Share price, end of period                                                      $    55.75  $    46.20
Preferred units, end of period                                                  $   97,925  $  115,060
Book equity value, end of period (d)                                            $1,613,016  $  901,554
Market equity value, end of period (d)                                          $3,373,696  $2,170,258

Debt to total market capitalization ratio                                             43.2%       42.5%

Unencumbered real estate assets (at cost)
   to unsecured debt ratio                                                             201%        196%



(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.

(c) Includes at September 30, 2005: 54,641 common shares (including 558 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (4,080)

(d) Includes: common shares, preferred and common units, and common share equivalents



Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN
                                                                                       OPERATING RESULTS
                                                                          (In thousands, except per data
                                                                             property share and amounts)
 -------------------------------------------------------------------------------------------------------
 (Unaudited)                                                 Three Months Ended      Nine Months Ended
                                                                September 30,          September 30,
                                                             ------------------     --------------------
 OPERATING DATA                                                  2005     2004       2005 (a)      2004
 -------------------                                         ------------------     --------------------
 Property revenues
 Rental revenues                                             $129,309  $92,347      $360,761   $275,547
 Other property revenues                                       11,899    8,562        32,769     24,880
                                                             ------------------     --------------------
    Total property
     revenues                                                 141,208  100,909       393,530    300,427

 Property expenses
 Property operating and maintenance                            40,590   31,680       111,612     90,324
 Real estate taxes                                             15,231   10,958        43,534     33,051
                                                             ------------------     --------------------
    Total property
     expenses                                                  55,821   42,638       155,146    123,375

 Non-property income
 Fee and asset management                                       1,789    1,962        10,929      6,639
 Sale of technology investments                                     -        -        24,199        863
 Interest and other income                                      1,913    1,917         6,401      7,136
                                                             ------------------     --------------------
    Total non-property income                                   3,702    3,879        41,529     14,638

 Other expenses
 Property management                                            4,208    2,901        11,350      8,512
 Fee and asset management                                       2,008      850         4,999      2,845
 General and
  administrative                                                6,183    4,074        18,017     12,400
 Transaction compensation and merger expenses                       -        -        14,085          -
 Interest                                                      29,331   19,305        81,416     59,701
 Amortization of deferred financing
  costs                                                           855      767         2,872      2,250
 Amortization of acquired in place
  leases                                                        9,498        -        22,161          -
 Depreciation and amortization                                 36,076   25,748       100,923     76,109
                                                             ------------------     --------------------
    Total other expenses                                       88,159   53,645       255,823    161,817
                                                             ------------------     --------------------

 Income from continuing operations before gain on sale of
  properties,                                                     930    8,505        24,090     29,873
   equity in income (losses) of joint ventures and minority
    interests
 Gain on sale of properties, including land                         -        -       132,128      1,255
 Equity in income (losses) of joint ventures                   (1,827)      93        (1,472)       259
 Income allocated to minority
  interests
 Distributions on perpetual preferred units                    (1,750)  (2,664)       (5,278)    (8,350)
 Original issuance costs on redeemed perpetual preferred
  units                                                             -     (745)         (365)      (745)
 Income allocated to common units and other minority
  interests                                                      (373)    (515)       (2,099)    (1,956)
                                                             ------------------     --------------------
 Income (loss) from continuing operations                      (3,020)   4,674       147,004     20,336
 Income from discontinued operations                              703    1,171         3,091      3,778
 Income from discontinued operations allocated to common
  units                                                             -      (38)            -       (122)
 Impairment loss on land held for
  sale                                                              -        -             -     (1,143)
 Gain on sale of discontinued
  operations                                                        -        -        36,104          -
                                                             ------------------     --------------------
 Net income (loss)                                            ($2,317)  $5,807      $186,199    $22,849
                                                             ==================     ====================

 PER SHARE DATA
 -------------------
   Net income (loss) -
    basic                                                      ($0.04)   $0.14         $3.63      $0.57
   Net income (loss) -
    diluted                                                     (0.05)    0.14          3.39       0.54
   Income (loss) from continuing operations - basic             (0.05)    0.11          2.87       0.51
   Income (loss) from continuing operations - diluted           (0.06)    0.11          2.68       0.48

 Weighted average number of common and
   common equivalent shares outstanding:
      Basic                                                    54,018   40,377        51,294     40,234
      Diluted                                                  55,671   42,574        55,494     42,381

 PROPERTY DATA
 -------------------
   Total operating properties (end of period) (b)                 193      145           193        145
   Total operating apartment homes in operating properties
    (end of period) (b)                                        66,619   52,008        66,619     52,008
   Total operating apartment homes (weighted average)          56,150   47,192        53,678     47,039
   Total operating apartment homes - excluding discontinued
    operations (weighted average)                              55,056   44,720        52,907     44,567


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document. %

CAMDEN                                                                              FUNDS FROM OPERATIONS
                                                                      (In thousands, except per share and
                                                                                   property data amounts)
---------------------------------------------------------------------------------------------------------

(Unaudited)                                            Three Months Ended         Nine Months Ended
                                                          September 30,             September 30,
                                                      ---------------------   ------------------------
FUNDS FROM OPERATIONS                                       2005      2004        2005 (a)      2004
-------------------------------                       ---------------------   ------------------------
  Net income (loss)                                      ($2,317)  $ 5,807      $186,199     $ 22,849
  Real estate depreciation and amortization from
   continuing operations                                  44,930    25,340       121,206       74,797
  Real estate depreciation from discontinued
   operations                                                233     1,401         1,420        4,190
  Adjustments for unconsolidated joint ventures            1,284       523         3,249        1,570
  Income from continuing operations allocated to
   common units                                              241       515         1,969        1,956
  Income from discontinued operations allocated to
   common units                                                -        38             -          122
  (Gain) on sale of operating properties                       -         -      (132,117)           -
  (Gain) on sale of discontinued operations                    -         -       (36,104)           -
                                                      ---------------------   ------------------------
     Funds from operations -
      diluted                                            $44,371   $33,624      $145,822     $105,484
                                                      =====================   ========================

PER SHARE DATA
----------------------
  Funds from operations -
   diluted                                               $  0.76   $  0.76      $   2.63     $   2.38
  Cash distributions                                        0.64      0.64          1.91         1.91

Weighted average number of common and
  common equivalent shares outstanding:
     FFO -
      diluted                                             58,600    44,449        55,494       44,257

PROPERTY DATA
----------------------
  Total operating properties (end of period) (b)             193       145           193          145
  Total operating apartment homes in operating
   properties (end of period) (b)                         66,619    52,008        66,619       52,008
  Total operating apartment homes (weighted average)      56,150    47,192        53,678       47,039
  Total operating apartment homes - excluding
   discontinued operations (weighted average)             55,056    44,720        52,907       44,567


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.

(b)  Includes joint ventures and properties held for sale.


Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN                                                                                       BALANCE SHEETS
                                                                                             (In thousands)
-----------------------------------------------------------------------------------------------------------
(Unaudited)                                     Sep 30,      Jun 30,      Mar 31,      Dec 31,      Sep 30,
                                                  2005         2005         2005         2004         2004
                                             --------------------------------------------------------------
ASSETS
Real estate assets, at
 cost
Land                                        $  660,748   $  657,433   $  655,321   $  399,054   $  406,760
Buildings and
 improvements                                3,881,682    3,839,732    3,810,003    2,511,195    2,583,555
                                             --------------------------------------------------------------
                                             4,542,430    4,497,165    4,465,324    2,910,249    2,990,315
Accumulated depreciation                      (713,991)    (694,120)    (658,683)    (688,333)    (680,184)
                                             --------------------------------------------------------------
Net operating real estate assets             3,828,439    3,803,045    3,806,641    2,221,916    2,310,131
Properties under development, including
 land                                          377,787      368,022      348,202      176,769      174,351
Investment in joint
 ventures                                       31,389       37,074       38,107        9,641       10,076
Properties held for sale                        51,741       39,930       72,338       62,418        1,800
                                             --------------------------------------------------------------
Total real estate assets                     4,289,356    4,248,071    4,265,288    2,470,744    2,496,358
Accounts receivable -
 affiliates                                     35,313       35,084       33,587       31,380       30,434
Notes receivable
Affiliates                                      11,505       11,108       10,729       10,367       10,010
Other                                           24,865       32,283       32,274       44,547       53,599
Other assets, net (a)                          100,080      101,475       95,941       66,164       49,804
Cash and cash
 equivalents                                     1,076        6,432        6,351        2,253        2,465
Restricted cash                                  5,829        6,375        5,835        3,909        4,259
                                             --------------------------------------------------------------
Total assets                                $4,468,024   $4,440,828   $4,450,005   $2,629,364   $2,646,929
                                             ==============================================================



LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured                                   $1,903,094   $1,860,107   $1,900,710   $1,407,208   $1,435,197
Secured                                        661,723      672,557      675,473      169,197      170,129
Accounts payable                                59,248       61,220       54,975       31,904       28,794
Accrued real estate
 taxes                                          39,740       29,510       17,179       27,324       32,732
Accrued expenses and other liabilities (b)     152,270      130,993      131,155       65,237       48,192
Distributions payable                           38,933       39,513       15,223       30,412       30,331
                                             --------------------------------------------------------------
Total liabilities                            2,855,008    2,793,900    2,794,715    1,731,282    1,745,375

Commitments and contingencies

Minority interests
Perpetual preferred
 units                                          97,925       97,925       97,925      115,060      115,060
Common units                                   115,190      118,119      121,734       44,507       43,881
Other minority interests                        10,425        9,878        9,880            -            -
                                             --------------------------------------------------------------
Total minority interests                       223,540      225,922      229,539      159,567      158,941

Shareholders' equity
Common shares of beneficial interest               607          606          605          486          486
Additional paid-in
 capital                                     1,913,930    1,910,750    1,903,541    1,348,848    1,346,040
Distributions in excess of net income         (273,609)    (236,954)    (224,533)    (361,973)    (353,996)
Unearned restricted share awards               (14,217)     (15,732)     (15,185)     (13,023)     (14,069)
Employee notes
 receivable                                     (2,087)      (2,084)      (3,097)           -            -
Treasury shares, at cost                      (235,148)    (235,580)    (235,580)    (235,823)    (235,848)
                                             --------------------------------------------------------------
Total shareholders'
 equity                                      1,389,476    1,421,006    1,425,751      738,515      742,613
                                             --------------------------------------------------------------
Total liabilities and shareholders' equity  $4,468,024   $4,440,828   $4,450,005   $2,629,364   $2,646,929
                                             ==============================================================



(a) includes:
net deferred charges of:                    $   13,757   $   14,266   $   13,386   $   11,361   $    8,917
value of in place leases
 of:                                        $   10,561   $   18,995   $   29,186            -            -

(b) includes:
deferred revenues of:                       $   34,508   $   34,990   $   35,797   $    2,280   $    1,657
above/below market leases of:               $      889   $    1,675   $    2,537            -            -

CAMDEN                                                                                                       PORTFOLIO STATISTICS
---------------------------------------------------------------------------------------------------------------------------------
(Unaudited)
COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2005 (in apartment homes)

                                    Summit-   Non-"Same                                 Completed
                       CPT-"Same    "Same     Property"  Wholly -  Joint    Stabilized     in       Total      Under
                       Property"   Property"    (a)       Owned    Venture  Operating   Lease-up  Operating  Development  Total
                     ------------------------------------------------------------------------------------------------------------
  Las Vegas, NV           4,017           -          -    4,017    5,176      9,193         -      9,193           -       9,193
  D.C. Metro (b)              -       2,330        552    2,882        -      2,882         -      2,882       1,996       4,878
  Los Angeles/Orange
   County, CA             1,232           -        538    1,770      421      2,191         -      2,191           -       2,191
  San Diego/Inland
   Empire, CA               424           -        422      846        -        846         -        846         350       1,196
  Dallas, TX              7,639           -        264    7,903      456      8,359       284      8,643           -       8,643
  Tampa, FL               4,865           -        770    5,635        -      5,635         -      5,635           -       5,635
  Houston, TX             5,230           -        364    5,594    1,216      6,810         -      6,810         236       7,046
  Charlotte, NC           1,659       1,557        785    4,001      792      4,793         -      4,793         145       4,938
  SE Florida                  -       1,868        652    2,520        -      2,520         -      2,520           -       2,520
  Atlanta, GA                 -       2,906        296    3,202        -      3,202         -      3,202           -       3,202
  Denver, CO              2,209           -          -    2,209      320      2,529         -      2,529           -       2,529
  Orlando, FL             2,252         270        408    2,930        -      2,930       366      3,296           -       3,296
  Raleigh, NC                 -       1,800        420    2,220      411      2,631         -      2,631         484       3,115
  St. Louis, MO           2,123           -          -    2,123        -      2,123         -      2,123           -       2,123
  Phoenix, AZ             1,441           -          -    1,441      992      2,433         -      2,433           -       2,433
  Corpus Christi, TX        632           -        778    1,410        -      1,410         -      1,410           -       1,410
  Louisville, KY          1,448           -          -    1,448        -      1,448         -      1,448           -       1,448
  Austin, TX              1,745           -          -    1,745        -      1,745         -      1,745           -       1,745
  Other                   1,937         352          -    2,289        -      2,289         -      2,289           -       2,289
                     ----------- ----------- ---------- -------- -------- ---------- --------- ---------- ----------- -----------

      Total Portfolio    38,853      11,083      6,249   56,185    9,784     65,969       650     66,619       3,211      69,830

(a) Includes the following properties held for sale and reported in discontinued operations: Camden Live Oaks in Tampa, FL (770 apartments homes) and Camden Trails in Dallas, TX (264 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia. 464 apartment homes under development in Northern Virginia are held through a joint venture investment.


THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION              WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (f)

                        Same
                       Property   Operating    Incl. JVs at
                     Communities Communities   Pro Rata % (e)      Sep 30     Jun 30    Mar 31     Dec 31      Sep 30
                         (c)         (d)                            2005       2005      2005       2004        2004
                     ------------------------------------------------------------------------------------------------
  Las Vegas, NV             9.3%        8.0%       9.4%             97.2%      97.2%     97.2%      97.4%       97.2%
  D.C. Metro                9.7%       10.4%      10.1%             96.5%      95.2%     93.5%      93.8%       94.3%
  Los Angeles/Orange
   County, CA               4.5%        6.1%       6.2%             94.9%      92.7%     94.7%      97.0%       95.8%
  San Diego/Inland
   Empire, CA               1.6%        2.5%       2.4%             95.6%      93.4%     90.7%      93.7%       94.6%
  Dallas, TX                9.4%        8.2%       8.1%             95.5%      94.7%     91.6%      91.5%       93.3%
  Tampa, FL                 8.8%        8.5%       8.2%             96.4%      96.0%     96.3%      96.3%       95.1%
  Houston, TX               8.4%        7.8%       7.9%             95.6%      94.4%     91.9%      90.3%       92.8%
  Charlotte, NC             5.7%        6.9%       6.9%             96.2%      95.4%     93.8%      93.6%       94.7%
  SE Florida                6.2%        7.7%       7.4%             97.0%      96.8%     96.1%      95.1%       95.5%
  Atlanta, GA               6.2%        6.0%       5.8%             95.2%      93.0%     90.8%      91.2%       92.8%
  Denver, CO                5.1%        4.4%       4.6%             94.8%      93.6%     91.4%      91.6%       94.5%
  Orlando, FL               5.3%        5.3%       5.1%             97.1%      97.7%     98.5%      97.5%       96.0%
  Raleigh, NC               3.6%        3.6%       3.6%             94.7%      94.5%     91.2%      91.4%       92.1%
  St. Louis, MO             3.7%        3.1%       3.0%             95.5%      95.4%     91.7%      92.9%       94.3%
  Phoenix, AZ               3.2%        2.7%       2.9%             96.6%      95.1%     95.8%      95.1%       94.2%
  Corpus Christi, TX        1.0%        1.6%       1.6%             94.5%      94.8%     96.1%      95.7%       95.1%
  Louisville, KY            2.4%        2.1%       2.0%             96.9%      93.7%     90.5%      90.2%       94.1%
  Austin, TX                2.1%        1.8%       1.7%             95.8%      94.4%     94.2%      93.1%       95.5%
  Other                     3.8%        3.3%       3.1%             95.2%      94.0%     94.0%      93.9%       95.7%
                            ----        ----       ----             -----      -----     -----      -----       -----
      Total Portfolio     100.0%      100.0%     100.0%             96.0%      95.2%     93.9%      93.8%       94.6%

(c)  Camden and Summit same property communities
(d) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter as well as communities held for sale.
(e) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(f) Occupancy figures include apartment homes held through joint venture investments and communities acquired from Summit but exclude communities in lease-up or under development.

CAMDEN                                                                                          COMPONENTS OF
                                                                                PROPERTY NET OPERATING INCOME
                                                                 (In thousands, except property data amounts)
-------------------------------- -----------------------------------------------------------------------------
(Unaudited)

                                                 Three  Months Ended               Nine  Months Ended
                                Apartment           September 30,                     September 30,
Property Revenues                 Homes        2005       2004   Change     2005 (a)       2004     Change
                                 -------    -----------------------------   ---------------------------------
CPT-"Same Property" Communities
 (b)                             38,853    $ 88,123   $ 84,724   $ 3,399   $259,628    $253,474     $  6,154
Summit-"Same Property"
 Communities (b)                 11,083      34,469          -    34,469     78,896           -       78,896
CPT Non-"Same Property"
 Communities (c)                  2,510       6,772      5,798       974     20,188      15,870        4,318
Summit Non-"Same Property"
 Communities (c)                  2,705       9,184          -     9,184     20,506           -       20,506
Development and Lease-Up
 Communities (d)                  3,397         878          -       878      1,280           -        1,280
Dispositions / Other (e)              -       1,782     10,387    (8,605)    13,032      31,083      (18,051)
                                 -------    --------   --------   -------   --------    --------     --------
   Total Property Revenues       58,548    $141,208   $100,909   $40,299   $393,530    $300,427     $ 93,103

Property Expenses
CPT-"Same Property" Communities
 (b)                             38,853    $ 37,367   $ 36,001   $ 1,366   $107,479    $104,822     $  2,657
Summit-"Same Property"
 Communities (b)                 11,083      11,920          -    11,920     27,040           -       27,040
CPT Non-"Same Property"
 Communities (c)                  2,510       2,689      2,639        50      7,774       6,841          933
Summit Non-"Same Property"
 Communities (c)                  2,705       3,130          -     3,130      7,806           -        7,806
Development and Lease-Up
 Communities (d)                  3,397         440          -       440        609           -          609
Dispositions / Other (e)              -         275      3,998    (3,723)     4,438      11,712       (7,274)
                                 -------    --------   --------   -------   --------    --------     --------
   Total Property Expenses       58,548    $ 55,821   $ 42,638   $13,183   $155,146    $123,375     $ 31,771

Property Net Operating Income
CPT-"Same Property" Communities
 (b)                             38,853    $ 50,756   $ 48,723   $ 2,033   $152,149    $148,652     $  3,497
Summit-"Same Property"
 Communities (b)                 11,083      22,549          -    22,549     51,856           -       51,856
CPT Non-"Same Property"
 Communities (c)                  2,510       4,083      3,159       924     12,414       9,029        3,385
Summit Non-"Same Property"
 Communities (c)                  2,705       6,054          -     6,054     12,700           -       12,700
Development and Lease-Up
 Communities (d)                  3,397         438          -       438        671           -          671
Dispositions / Other (e)              -       1,507      6,389    (4,882)     8,594      19,371      (10,777)
                                 -------    --------   --------   -------   --------    --------     --------
   Total Property Net Operating
    Income                       58,548    $ 85,387   $ 58,271   $27,116   $238,384    $177,052     $ 61,332



Income from Discontinued Operations (f)        Three  Months Ended             Nine  Months Ended
--------------------------------------            September 30,                   September 30,
                                               2005       2004                 2005        2004
                                            ----------------------------    ----------------------------
Property Revenues                          $  2,410   $  5,073             $  9,871    $ 15,052
Property Expenses                             1,474      2,502                5,360       7,084
                                            --------   --------             --------    --------
Property Net Operating Income              $    936   $  2,571             $  4,511    $  7,968
Depreciation and Amortization                   233      1,400                1,420       4,190
Minority Interests                                -         38                    -         122
                                            --------   --------             --------    --------
Income from Discontinued
 Operations                                $    703   $  1,133             $  3,091    $  3,656


Notes:

(a)The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b)"Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale.
(c)Non-"Same Property" Communities are stabilized communities acquired or developed by Camden or Summit after January 1, 2004, excluding properties held for sale.
(d)Development and Lease-Up Communities are non-stabilized communities developed or acquired by Camden or Summit after January 1, 2004, excluding properties held for sale.
(e)Disposition Communities include those communities disposed of by Camden which are not classified as "Discontinued Operations". "Other" property revenues primarily relates to amortization of above and below market leases acquired in our merger with Summit.
(f)Represents operating results for communities, totalling 2,903 apartment homes, disposed of during 2004 and YTD 2005 or held for sale at September 30, 2005

                                                                                             "SAME PROPERTY"
CAMDEN                                                                             THIRD QUARTER COMPARISONS
                                                                                          September 30, 2005
                                                                (In thousands, except property data amounts)
------------------------------------------------------------------------------------------------------------
(Unaudited)

                                Revenues                     Expenses                    NOI
Quarterly Results (a)    3Q05     3Q04    Growth       3Q05    3Q04  Growth     3Q05     3Q04      Growth
------------------------------------------------------------------------------------------------------------

Las Vegas, NV          $ 10,509 $  9,621      9.2%   $ 3,687 $ 3,517   4.8%   $ 6,822   $ 6,104        11.8%
D.C. Metro                9,835    9,119      7.9%     2,698   2,420  11.5%     7,137     6,699         6.5%
Los Angeles/Orange
 County, CA               4,804    4,749      1.2%     1,508   1,354  11.4%     3,296     3,395       (2.9%)
San Diego/Inland
 Empire, CA               1,942    1,883      3.1%       754     657  14.8%     1,188     1,226       (3.1%)
Dallas, TX               14,541   14,395      1.0%     7,602   7,429   2.3%     6,939     6,966       (0.4%)
Tampa, FL                11,383   10,246     11.1%     4,967   4,921   0.9%     6,416     5,325        20.5%
Houston, TX              11,477   11,293      1.6%     5,273   5,006   5.3%     6,204     6,287       (1.3%)
Charlotte, NC             6,963    6,560      6.1%     2,811   2,671   5.2%     4,152     3,889         6.8%
SE Florida                7,385    6,685     10.5%     2,816   2,456  14.7%     4,569     4,229         8.0%
Atlanta, GA               7,369    7,051      4.5%     2,834   2,506  13.1%     4,535     4,545       (0.2%)
Denver, CO                5,694    5,735    (0.7%)     1,953   1,962 (0.5%)     3,741     3,773       (0.8%)
Orlando, FL               6,376    5,933      7.5%     2,506   2,367   5.9%     3,870     3,566         8.5%
Raleigh, NC               4,042    3,868      4.5%     1,431   1,313   9.0%     2,611     2,555         2.2%
St. Louis, MO             4,465    4,468    (0.1%)     1,775   1,664   6.7%     2,690     2,804       (4.1%)
Phoenix, AZ               3,561    3,286      8.4%     1,242   1,221   1.7%     2,319     2,065        12.3%
Corpus Christi, TX        1,461    1,445      1.1%       718     600  19.7%       743       845      (12.1%)
Louisville, KY            2,859    2,702      5.8%     1,082   1,046   3.4%     1,777     1,656         7.3%
Austin, TX                3,252    3,242      0.3%     1,743   1,704   2.3%     1,509     1,538       (1.9%)
Other                     4,674    4,604      1.5%     1,887   1,839   2.6%     2,787     2,765         0.8%
                          -----    -----      ----     -----   -----   ----     -----     -----         ----

      Total Same
       Property        $122,592 $116,885      4.9%   $49,287 $46,653   5.6%   $73,305   $70,232         4.4%



                        Apartment        % of NOI
Quarterly Results (a)    Homes         Contribution     Average Occupancy (a)  Weighted Average Rental Rate (b)
                        Included             (a)        3Q05    3Q04    Change    3Q05      3Q04        Change
---------------------------------------------------------------------------------------------------------------
Las Vegas, NV             4,017               9.3%      97.3%   96.8%    0.5%   $   825   $   756         9.2%
D.C. Metro                2,330               9.7%      96.4%   94.4%    2.0%     1,377     1,320         4.3%
Los Angeles/Orange
 County, CA               1,232               4.5%      96.5%   95.5%    1.0%     1,306     1,289         1.4%
San Diego/Inland
 Empire, CA                 424               1.6%      96.3%   95.0%    1.3%     1,500     1,450         3.4%
Dallas, TX                7,639               9.4%      95.7%   93.5%    2.2%       632       635       (0.6%)
Tampa, FL                 4,865               8.8%      96.6%   95.5%    1.1%       740       674         9.8%
Houston, TX               5,230               8.4%      95.5%   92.6%    2.9%       718       726       (1.1%)
Charlotte, NC             3,216               5.7%      95.8%   94.8%    1.0%       711       688         3.3%
SE Florida                1,868               6.2%      96.8%   95.4%    1.4%     1,253     1,189         5.4%
Atlanta, GA               2,906               6.2%      95.4%   92.9%    2.5%       832       820         1.5%
Denver, CO                2,209               5.1%      94.9%   94.6%    0.3%       837       839       (0.3%)
Orlando, FL               2,522               5.3%      97.1%   96.8%    0.3%       802       745         7.7%
Raleigh, NC               1,800               3.6%      94.5%   92.9%    1.6%       748       756       (1.1%)
St. Louis, MO             2,123               3.7%      95.5%   94.3%    1.2%       697       696         0.1%
Phoenix, AZ               1,441               3.2%      96.8%   94.9%    1.9%       797       753         5.9%
Corpus Christi, TX          632               1.0%      94.5%   95.1%  (0.6%)       705       681         3.4%
Louisville, KY            1,448               2.4%      96.9%   94.1%    2.8%       627       609         2.9%
Austin, TX                1,745               2.1%      95.8%   95.5%    0.3%       606       592         2.3%
Other                     2,289               3.8%      95.2%   95.7%  (0.5%)       670       658         1.9%
                          -----               ----      -----   -----  ------       ---       ---         ----

      Total Same
       Property          49,936             100.0%      96.0%   94.6%  1.4%   $   797   $   772         3.2%


(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

                                                                                           "SAME PROPERTY"
CAMDEN                                                                      SEQUENTIAL QUARTER COMPARISONS
                                                                                        September 30, 2005
                                                              (In thousands, except property data amounts)
----------------------------------------------------------------------------------------------------------
(Unaudited)

                              Revenues                     Expenses             NOI
Quarterly Results (a)      3Q05     2Q05   Growth        3Q05    2Q05  Growth   3Q05    2Q05     Growth
----------------------------------------------------------------------------------------------------------
Las Vegas, NV            $ 10,509 $ 10,351   1.5%      $ 3,687 $ 3,417   7.9% $ 6,822 $ 6,934       (1.6%)
D.C. Metro                  9,835    9,577   2.7%        2,698   2,560   5.4%   7,137   7,017         1.7%
Los Angeles/Orange
 County, CA                 4,804    4,580   4.9%        1,508   1,432   5.3%   3,296   3,148         4.7%
San Diego/Inland Empire,
 CA                         1,942    1,874   3.6%          754     687   9.8%   1,188   1,187         0.1%
Dallas, TX                 14,541   14,408   0.9%        7,602   7,046   7.9%   6,939   7,362       (5.7%)
Tampa, FL                  11,383   11,130   2.3%        4,967   4,756   4.4%   6,416   6,374         0.7%
Houston, TX                11,477   11,312   1.5%        5,273   4,961   6.3%   6,204   6,351       (2.3%)
Charlotte, NC               6,963    6,711   3.8%        2,811   2,658   5.8%   4,152   4,053         2.4%
SE Florida                  7,385    7,229   2.2%        2,816   2,683   5.0%   4,569   4,546         0.5%
Atlanta, GA                 7,369    7,177   2.7%        2,834   2,644   7.2%   4,535   4,533         0.0%
Denver, CO                  5,694    5,658   0.6%        1,953   1,862   4.9%   3,741   3,796       (1.4%)
Orlando, FL                 6,376    6,205   2.8%        2,506   2,353   6.5%   3,870   3,852         0.5%
Raleigh, NC                 4,042    3,935   2.7%        1,431   1,419   0.8%   2,611   2,516         3.8%
St. Louis, MO               4,465    4,526 (1.3%)        1,775   1,646   7.8%   2,690   2,880       (6.6%)
Phoenix, AZ                 3,561    3,458   3.0%        1,242   1,196   3.8%   2,319   2,262         2.5%
Corpus Christi, TX          1,461    1,493 (2.1%)          718     603  19.1%     743     890      (16.5%)
Louisville, KY              2,859    2,730   4.7%        1,082   1,080   0.2%   1,777   1,650         7.7%
Austin, TX                  3,252    3,217   1.1%        1,743   1,607   8.5%   1,509   1,610       (6.3%)
Other                       4,674    4,579   2.1%        1,887   1,878   0.5%   2,787   2,701         3.2%
                            -----    -----   ----        -----   -----   ----   -----   -----         ----

    Total Same Property  $122,592 $120,150   2.0%      $49,287 $46,488   6.0% $73,305 $73,662       (0.5%)


                        Apartment        % of NOI
Quarterly Results (a)    Homes         Contribution     Average Occupancy (a)  Weighted Average Rental Rate (b)
                        Included             (a)        3Q05    3Q04  Change    3Q05      3Q04        Change
---------------------------------------------------------------------------------------------------------------
Las Vegas, NV               4,017            9.3%         97.3%   97.5%(0.2%) $   825 $   813         1.6%
D.C. Metro                  2,330            9.7%         96.4%   95.4%  1.0%   1,377   1,359         1.3%
Los Angeles/Orange
 County, CA                 1,232            4.5%         96.5%   93.1%  3.4%   1,306   1,305         0.1%
San Diego/Inland Empire,
 CA                           424            1.6%         96.3%   95.0%  1.3%   1,500   1,464         2.4%
Dallas, TX                  7,639            9.4%         95.7%   94.8%  0.9%     632     634       (0.4%)
Tampa, FL                   4,865            8.8%         96.6%   96.4%  0.2%     740     723         2.4%
Houston, TX                 5,230            8.4%         95.5%   94.2%  1.3%     718     719       (0.2%)
Charlotte, NC               3,216            5.7%         95.8%   95.2%  0.6%     711     700         1.7%
SE Florida                  1,868            6.2%         96.8%   96.8%  0.0%   1,253   1,237         1.4%
Atlanta, GA                 2,906            6.2%         95.4%   93.8%  1.6%     832     831         0.2%
Denver, CO                  2,209            5.1%         94.9%   93.8%  1.1%     837     835         0.3%
Orlando, FL                 2,522            5.3%         97.1%   97.7%(0.6%)     802     776         3.4%
Raleigh, NC                 1,800            3.6%         94.5%   94.3%  0.2%     748     760       (1.6%)
St. Louis, MO               2,123            3.7%         95.5%   95.4%  0.1%     697     698       (0.1%)
Phoenix, AZ                 1,441            3.2%         96.8%   95.8%  1.0%     797     779         2.3%
Corpus Christi, TX            632            1.0%         94.5%   94.8%(0.3%)     705     717       (1.6%)
Louisville, KY              1,448            2.4%         96.9%   93.7%  3.2%     627     620         1.2%
Austin, TX                  1,745            2.1%         95.8%   94.4%  1.4%     606     607       (0.1%)
Other                       2,289            3.8%         95.2%   94.0%  1.2%     670     673       (0.4%)
                            -----            ----         -----   -----  ----     ---     ---       ------

    Total Same Property    49,936          100.0%         96.0%   95.2%  0.8% $   797 $   791         0.7%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt

                                                                                               "SAME PROPERTY"
CAMDEN                                                                                Year To Date Comparisons
                                                                                            September 30, 2005
                                                                  (In thousands, except property data amounts)
--------------------------------------------------------------------------------------------------------------
(Unaudited)

                                Revenues                        Expenses                     NOI
Year to Date Results (a)    2005     2004  Growth         2005     2004 Growth      2005     2004    Growth
--------------------------------------------------------------------------------------------------------------
Las Vegas, NV           $ 30,918 $ 28,256   9.4%      $ 10,401 $  9,992   4.1%  $ 20,517 $ 18,264        12.3%
D.C. Metro                28,627   27,076   5.7%         7,834    7,239   8.2%    20,793   19,837         4.8%
Los Angeles/Orange
 County, CA               14,029   14,037 (0.1%)         4,283    3,981   7.6%     9,746   10,056       (3.1%)
San Diego/Inland Empire,
 CA                        5,683    5,581   1.8%         2,101    2,002   4.9%     3,582    3,579         0.1%
Dallas, TX                42,974   43,315 (0.8%)        21,826   21,682   0.7%    21,148   21,633       (2.2%)
Tampa, FL                 33,386   30,483   9.5%        14,498   14,146   2.5%    18,888   16,337        15.6%
Houston, TX               33,892   34,564 (1.9%)        15,234   14,797   3.0%    18,658   19,767       (5.6%)
Charlotte, NC             20,266   19,572   3.5%         8,141    7,918   2.8%    12,125   11,654         4.0%
SE Florida                21,582   19,819   8.9%         8,040    7,470   7.6%    13,542   12,349         9.7%
Atlanta, GA               21,481   20,913   2.7%         7,951    7,444   6.8%    13,530   13,469         0.5%
Denver, CO                16,804   17,029 (1.3%)         5,677    5,544   2.4%    11,127   11,485       (3.1%)
Orlando, FL               18,722   17,553   6.7%         7,146    6,922   3.2%    11,576   10,631         8.9%
Raleigh, NC               11,818   11,726   0.8%         4,155    3,797   9.4%     7,663    7,929       (3.4%)
St. Louis, MO             13,259   13,378 (0.9%)         5,081    4,951   2.6%     8,178    8,427       (3.0%)
Phoenix, AZ               10,439    9,951   4.9%         3,575    3,546   0.8%     6,864    6,405         7.2%
Corpus Christi, TX         4,439    4,354   2.0%         1,892    1,715  10.3%     2,547    2,639       (3.5%)
Louisville, KY             8,176    8,101   0.9%         3,191    3,056   4.4%     4,985    5,045       (1.2%)
Austin, TX                 9,609    9,667 (0.6%)         4,968    4,864   2.1%     4,641    4,803       (3.4%)
Other                     13,839   13,762   0.6%         5,657    5,486   3.1%     8,182    8,276       (1.1%)
                          ------   ------   ----         -----    -----   ----     -----    -----       ------

   Total Same Property  $359,943 $349,137   3.1%      $141,651 $136,552   3.7%  $218,292 $212,585         2.7%


                          Apartment
Year to Date Results(a)     Homes           % of NOI       Average Occupancy (a)    Weighted Average Rental Rate(b)
                          Included       Contribution(a)  2005     2004    Change    2005     2004       Change
----------------------------------------------------------------------------------------------------------------
Las Vegas, NV              4,017            9.4%          97.4%    96.3%  1.1%  $    812 $    747         8.6%
D.C. Metro                 2,330            9.6%          95.2%    94.2%  1.0%     1,360    1,310         3.8%
Los Angeles/Orange
 County, CA                1,232            4.5%          94.7%    94.8% (0.1%)    1,304    1,281         1.8%
San Diego/Inland Empire,
 CA                          424            1.6%          95.1%    94.3%  0.8%     1,481    1,440         2.9%
Dallas, TX                 7,639            9.7%          94.1%    93.7%  0.4%       635      638       (0.5%)
Tampa, FL                  4,865            8.7%          96.5%    93.9%  2.6%       723      682         6.0%
Houston, TX                5,230            8.5%          93.8%    93.4%  0.4%       722      733       (1.6%)
Charlotte, NC              3,216            5.6%          95.0%    94.5%  0.5%       703      686         2.5%
SE Florida                 1,868            6.2%          96.6%    96.0%  0.6%     1,237    1,171         5.6%
Atlanta, GA                2,906            6.2%          93.5%    92.9%  0.6%       832      815         2.1%
Denver, CO                 2,209            5.1%          93.5%    93.7% (0.2%)      838      839       (0.1%)
Orlando, FL                2,522            5.3%          97.8%    95.4%  2.4%       780      748         4.3%
Raleigh, NC                1,800            3.5%          93.3%    92.8%  0.5%       756      759       (0.3%)
St. Louis, MO              2,123            3.7%          94.2%    94.8% (0.6%)      695      693         0.3%
Phoenix, AZ                1,441            3.1%          96.2%    95.1%  1.1%       785      761         3.1%
Corpus Christi, TX           632            1.2%          95.1%    95.1%  0.0%       715      689         3.8%
Louisville, KY             1,448            2.3%          93.7%    93.6%  0.1%       622      612         1.7%
Austin, TX                 1,745            2.1%          94.8%    95.0% (0.2%)      604      597         1.2%
Other                      2,289            3.7%          94.4%    94.7% (0.3%)      672      662         1.6%
                           -----           ----          -----    -----------       ---      ---         ----

      Total Same
       Property           49,936          100.0%          95.0%    94.3%  0.7%  $    792 $    773         2.5%

(a) "Same Property" Communities are communities which were owned by Camden or Summit and stabilized as of January 1, 2004, excluding properties held for sale. Results are proforma for both Camden and Summit as if the merger occurred on January 1, 2004.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN                                                                            JOINT VENTURE OPERATIONS
                                                (In thousands, except per share and property data amounts)
----------------------------------------------------------------------------------------------------------
Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
                                                  Three Months Ended                   Nine Months Ended
                                                     September 30,                       September 30,
                                                ----------------------                --------------------
OPERATING DATA (a)                               2005 (b)        2004                  2005 (b)      2004
------------------                              ----------------------                --------------------
Property Revenues
Rental revenues                                $   4,713     $  1,988                 $ 11,773   $  5,882
Other property revenues                              455          212                    1,128        599
                                                ----------------------                 -------------------
   Total property revenues                         5,168        2,200                   12,901      6,481

Property Expenses
Property operating and maintenance                 1,577          722                    3,795      2,079
Real estate
 taxes                                               444          136                    1,046        393
                                                ----------------------                 -------------------
   Total property expenses                         2,021          858                    4,841      2,472

Net Operating Income (NOI)                         3,147        1,342                    8,060      4,009

Other expenses
Interest                                           1,660          703                    4,170      2,113
Depreciation and amortization                      1,272          541                    3,285      1,625
Other (includes debt prepayment penalties)         2,042            5                    2,077         12
                                                ----------------------                 -------------------
   Total other expenses                            4,974        1,249                    9,532      3,750

Equity in income (losses) of joint ventures      ($1,827)    $     93                  ($1,472)  $    259
                                                ======================                 ===================



                                                 Sept 30,      Jun 30,     Mar 31,      Dec 31,   Sept 30,
                                                    2005         2005        2005         2004       2004
                                                ----------------------------------------------------------
BALANCE SHEET DATA (c)
----------------------
Real estate assets, net                        $ 708,864     $708,611    $707,342     $241,215   $236,244
Cash and other assets, net                        16,300       21,475      15,267        3,475      4,022
                                                ----------------------------------------------------------
   Total assets                                $ 725,164     $730,086    $722,609     $244,690   $240,266

Notes payable                                  $ 618,656     $538,279    $533,702     $199,114   $193,919
Notes payable due to Camden                       11,505       11,108      10,729       10,367     10,010
Other
 liabilities                                      10,617        9,736       5,880        2,907      2,968
                                                ----------------------------------------------------------
   Total
    liabilities                                  640,778      559,123     550,311      212,388    206,897

Members' equity                                   84,386      170,963     172,298       32,302     33,369
                                                ----------------------------------------------------------
   Total liabilities and members' equity       $ 725,164     $730,086    $722,609     $244,690   $240,266

Company's equity investment                    $  31,389     $ 37,074    $ 38,107     $  9,641   $ 10,076
Distributions in excess of earnings from
 joint ventures (d)                             ($10,826)    $      0    $      0     $      0   $      0

Company's pro-rata share of debt               $ 134,057     $117,934    $116,974     $ 47,170   $ 46,079



PROPERTY DATA (c)
-----------------
Total operating properties (end of period)            33           33          33           17         17
Total operating apartment homes (end of
 period)                                           9,784        9,784       9,784        4,547      4,547
Pro rata share of operating apartment homes
 (end of period)                                   2,113        2,113       2,113        1,005      1,005
Total development properties (end of
 period)                                               1            1           1            1          1
Total development apartment homes (end of
 period)                                             464          464         464          464        464
Pro rata share of development apartment homes
 (end of period)                                      93           93          93           93         93



(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(c) Balance sheet and property data reported at 100%.
(d) Proceeds from debt refinancing from one of our joint ventures.

CAMDEN                                                                                                   DEVELOPMENT PIPELINE
-----------------------------------------------------------------------------------------------------------------------------
(Unaudited)

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2005 ($ in millions)

                                                                                 Estimated/Actual Dates for
                            Total   Total   Cost           Construction  Initial  Construction Stabilized     As of 10/23/05
Completed Communities       Homes  Budget  to Date            Start     Occupancy  Completion  Operations  %Leased  %Occupied
-----------------------------------------------------------------------------------------------------------------------------
 1. Camden Lago Vista         366   $34.8   $32.4              1Q04       1Q05        3Q05        4Q05        95%         95%
    Orlando, FL
                                                               1Q04       2Q05        3Q05        1Q06
 2. Camden Farmers Market II  284    31.7    29.1                                                             51%         40%
     Dallas, TX               ---    ----    ----                                                             ---         ---

Total Completed Communities   650   $66.5   $61.5                                                             76%         71%

                                                                                 Estimated/Actual Dates for
                            Total   Total   Cost   Amount  Construction  Initial  Construction Stabilized   As of 10/23/05
Development Communities     Homes  Budget  to Date in CIP     Start     Occupancy  Completion  Operations   %Leased  %Occupied
-----------------------------------------------------------------------------------------------------------------------------

IN LEASE-UP
-----------
 3. Camden Fairfax Corner     488    82.0    64.9    58.8      4Q03       3Q05        3Q06        1Q07        16%         10%
    Fairfax, VA

UNDER CONSTRUCTION
------------------
 4. Camden Dilworth           145    18.0    10.6    10.6      4Q04       4Q05        2Q06        3Q06
    Charlotte, NC
 5. Camden Clearbrook         297    45.0    20.5    20.5      4Q04       4Q05        3Q06        1Q07
    Frederick, MD
 6. Camden Royal Oaks         236    22.0     4.7     4.7      2Q05       1Q06        3Q06        2Q07
    Houston, TX
 7. Camden Manor Park         484    52.0    37.6    37.6      2Q04       4Q05        4Q06        3Q07
    Raleigh, NC
 8. Camden Old Creek          350    98.0    48.5    48.5      1Q05       2Q06        1Q07        3Q07
    San Marcos, CA
 9. Camden Monument Place     368    64.0    23.6    23.6      1Q05       2Q06        2Q07        1Q08
    Fairfax, VA
10. Camden Potomac Yards      379   110.0    25.5    25.5      1Q05       4Q06        3Q07        2Q08
                              ---   -----    ----    ----
    Arlington County, VA

Total Development
 Communities                2,747  $491.0  $235.9  $229.8

Additional land held for
 development (a)                                    148.0
                                                   -------

Total Properties Under Development (per Balance
 Sheet)                                            $377.8
                                                   =======



NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
                                                                                    Total Cost   3Q05 NOI
                                                                                  ------------ ----------
Completed Communities in lease-up                                                       $61.5       $0.4
Development Communities under construction                                              235.9        0.0
                                                                                  ------------ ----------
    Total Development NOI
     Contribution                                                                      $297.5       $0.4


(a)  Please refer to the pre-development pipeline summary on page 17.


JOINT VENTURE DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2005 ($ in millions)


                                                                                 Estimated/Actual Dates for
Joint Venture Development   Total   Total   Cost   Amount  Construction  Initial  Construction Stabilized   As of 10/23/05
Communities($ in millions)  Homes  Budget  to Date in CIP     Start     Occupancy  Completion  Operations  %Leased   %Occupied
-----------------------------------------------------------------------------------------------------------------------------

IN LEASE-UP
-----------
 1. Camden Westwind           464   $69.1   $61.1   $39.1      1Q04       1Q05        1Q06        4Q06        30%         30%
                              ---   -----   -----   -----
    Ashburn, VA

Total Joint Venture
 Development Communities      464   $69.1   $61.1   $39.1

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


   CAMDEN                                                                  PRE - DEVELOPMENT PIPELINE
-----------------------------------------------------------------------------------------------------
   (Unaudited)

   PRE - DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2005 ($ in millions)

                                                         Potential
                                                         Apartment                         Total
      Location                                   Acres     Homes         Cost to Date Estimated Cost
      ------------------------------------------------------------------------------------------------
      D.C. Metro                                 35.5           1,381          $59.4           $240.0
      Los Angeles/Orange County, CA               2.1             216            8.9             60.0
      Orlando                                     9.4             253            7.9             40.0
      Southeast Florida                           4.8             863           13.3            210.0
      Dallas                                     13.6             306           11.0             50.0
      Houston                                    65.9           2,120           47.4            250.0
                                    ------------------------------------------------------------------

      Total Pre-Development: (a)                131.3           5,139         $148.0           $850.0

      (a) Pre-development pipeline includes some acreage which may be developed or sold for non-
       multifamily uses.


   Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-
    looking statements on page 1 of this document.


  CAMDEN                                                                                 MEZZANINE FINANCING SUMMARY

  ------------------------------------------------------------------------------------------------------------------
  (Unaudited)

  MEZZANINE FINANCING AS OF SEPTEMBER 30, 2005 ($ in thousands)

                                                                                    09/30/05               06/30/05
                                                                         Total        Note               Note
    Location                Current Property Type    Current Status      Homes       Balance           Balance
    ----------------------------------------------------------------------------------------------------------------
    Dallas/Fort Worth, TX   Multifamily              Stabilized            930       $10,520                $17,940
    Ashburn, VA             Multifamily              Development           464        11,505                 11,108
    Tampa, FL               Multifamily              Stabilized            370         5,008                  5,007
    Houston, TX             Multifamily              Predevelopment          -         3,855                  3,855
    Atlanta, GA             Multifamily              Stabilized            360         3,000                  3,000
    Austin, TX              Multifamily              Stabilized            296         2,482                  2,481
                                                                        -------     ---------     ------------------

    Total Mezzanine Financing Volume:                                    2,420       $36,370                $43,391

    Weighted Average Interest Rate Recognized:                                          11.4%                  11.1%


 CAMDEN                                                                                 ACQUISITIONS & DISPOSITIONS

 ------------------------------------------------------------------------------------------------------------------
 (Unaudited)

 2005 ACQUISITION/DISPOSITION ACTIVITY
                                                                       Apartment
 Acquisitions                   Location             Property Type       Homes     Year Built      Closing Date
 ------------------------------ --------------       --------------------------------------------------------------
   1. Camden World Gateway      Orlando, FL          Multifamily         408              2000        09/21/05

 Total Acquisition Volume:              $58.5 million                408 apartment homes

                                                                       Apartment
 Dispositions                   Location             Property Type   Homes/Acreage Year Built      Closing Date
 ------------------------------ --------------       --------------------------------------------------------------
   1. Camden Greens             Henderson, NV        Multifamily         432          1990            01/27/05
   2. Camden Ybor City          Tampa, FL            Multifamily         454          2002            04/13/05
   4. Farmers Market Acreage    Dallas, TX           Undeveloped Land  1.1 Acres      N/A             07/01/05
   3. Summit Lenox              Atlanta, GA          Multifamily         431          1965            07/13/05
   5. Farmers Market Acreage    Dallas, TX           Undeveloped Land  1.1 Acres      N/A             09/06/05

 Total Disposition Volume:              $130.2 million               1,317 apartment homes
                                                                     2.2 acres of undeveloped land

                                                                       Apartment
 Dispositions to Joint Ventures Location             Property Type       Homes     Year Built      Closing Date
 ------------------------------ --------------       --------------------------------------------------------------
   1. Camden Addison            Addison, TX          Multifamily         456          1996            03/18/05
   2. Camden Holly Springs      Houston, TX          Multifamily         548          1999            03/18/05
   3. Camden Park               Houston, TX          Multifamily         288          1995            03/18/05
   4. Camden Sugar Grove        Stafford, TX         Multifamily         380          1997            03/18/05
   5. Camden Fountain Palms     Peoria, AZ           Multifamily         192       1986/1996          03/18/05
   6. Camden Pecos Ranch        Chandler, AZ         Multifamily         272          2001            03/18/05
   7. Camden Sierra             Peoria, AZ           Multifamily         288          1997            03/18/05
   8. Camden Towne Center       Glendale, AZ         Multifamily         240          1998            03/18/05
   9. Camden Parkside           Fullerton, CA        Multifamily         421          1972            03/18/05
  10. Camden Pines              Las Vegas, NV        Multifamily         315          1997            03/18/05
  11. Camden Summit             Henderson, NV        Multifamily         234          1995            03/18/05
  12. Camden Tiara              Las Vegas, NV        Multifamily         400          1996            03/18/05

 Total Cash Proceeds to Camden:         $369.3 million               4,034 apartment homes


CAMDEN                                                                                 DEBT ANALYSIS
                                                        (In thousands, except property data amounts)

----------------------------------------------------------------------------------------------------
(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2005(a):

                                    Future Scheduled Repayments                      Weighted Average
                           ---------------------------------------------   Percent   Interest Rate on
      Year                    Amortization     Maturities          Total  of Total    Maturing Debt
      ----------------------------------------------------------------------------------------------
      2005                         $3,823        $25,000        $28,823          1.1%           3.6%
      2006                        $13,584       $232,906        246,490          9.6%           7.0%
      2007                        $13,356       $219,572        232,928          9.1%           5.7%
      2008                        $11,777       $188,879        200,656          7.8%           4.8%
      2009                         $7,860       $190,324        198,184          7.7%           5.0%
      2010                         $7,119       $445,677        452,796         17.7%           5.1%
      2011                         $4,314       $244,233        248,547          9.7%           6.5%
      2012                         $3,307       $269,541        272,848         10.7%           5.7%
      Thereafter                  $60,812       $501,733        562,545         21.9%           5.0%
                           -------------------------------------------------------------------------
        Total Maturing Debt      $125,952     $2,317,865     $2,443,817         95.3%           5.5%

      Unsecured Line of Credit          0        121,000        121,000          4.7%           4.2%
                           -------------------------------------------------------------------------
                 Total Debt      $125,952     $2,438,865     $2,564,817        100.0%           5.4%

      Weighted Average Maturity of Debt           6.1 Years(excluding line of credit)


                                                                        Weighted Average
             FLOATING vs. FIXED RATE DEBT:        Balance  % of Total   Interest Rate
                                          -------------------------------------------
      Floating rate debt                        $218,124            8.5%         4.0%
      Fixed rate debt                          2,346,693           91.5%         5.5%
                                          -------------------------------------------
           Total                              $2,564,817          100.0%         5.4%

                                                                        Weighted Average
SECURED vs. UNSECURED DEBT:                       Balance  % of Total   Interest Rate
                                          -------------------------------------------
      Unsecured debt                          $1,903,094           74.2%         5.6%
      Secured debt                               661,723           25.8%         4.9%
                                          -------------------------------------------
           Total                              $2,564,817          100.0%         5.4%

                                                                        Weighted Average
SECURED DEBT DETAIL:                              Balance  % of Total   Interest Rate
                                          -------------------------------------------
    Coventional fixed-rate mortgage debt        $557,939           84.3%         5.1%
    Coventional floating-rate mortgage debt        6,900            1.0%         5.4%
    Tax exempt fixed rate debt                     6,660            1.0%         7.3%
    Tax exempt variable rate debt                 90,224           13.7%         3.5%
                                          -------------------------------------------
           Total                                $661,723          100.0%         4.9%

REAL ESTATE ASSETS: (b)                       Total Homes  % of Total      Total Cost  % of Total
                                          ----------------------------------------------------------
      Unencumbered real estate assets             48,369           81.2%  $3,827,998           77.0%
      Encumbered real estate assets               11,213           18.8%   1,143,960           23.0%
                                          ----------------------------------------------------------
           Total                                  59,582          100.0%  $4,971,958          100.0%

                           -------------------------------------------------------------------------
                                 Ratio of unencumbered assets at cost to unsecured debt is 2.0 times
                           -------------------------------------------------------------------------

UNCONSOLIDATED, NON-RECOURSE DEBT:
      Pro-Rata Share of Debt                    $134,057
      Weighted Average Interest Rate                 5.5%


      (a)  Debt maturities exclude unsecured line of credit, which after all extensions matures in
       January 2009.
      (b)  Real estate assets include communities under development and exclude communities held through joint ventures.


CAMDEN                                                                                  DEBT COVENANT ANALYSIS
                                                                                            September 30, 2005

--------------------------------------------------------------------------------------------------------------
(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)                                                    Required      Actual (b)       Compliance
-------------------------------------------                 ---------------- ------------  -------------------
Total Consolidated Debt to Gross Asset Value                Less than    60%     52%               Yes
                                                            or Equal to

Secured Debt to Gross Asset Value                           Less than    40%     13%               Yes
                                                            or Equal to

Consolidated EBITDA to Consolidated Interest Expense        Greater     200%     230%              Yes
                                                            than or
                                                            Equal to

Consolidated EBITDA to Total Fixed Charges                  Greater     175%     185%              Yes
                                                            than or
                                                            Equal to

Dividend Distributions to Funds From Operations             Less than    95%     84%               Yes
                                                            or Equal to

Occupancy of Pool (excluding Development Projects)          Greater      85%     95%               Yes
                                                            than or
                                                            Equal to

Total Unsecured Debt to Gross Asset Value of Pool           Less than    60%     51%               Yes
                                                            or Equal to

Unencumbered Adjusted NOI to Unsecured Interest Expense     Greater     200%     227%              Yes
                                                            than


SENIOR UNSECURED NOTES

Covenant (a)                                                    Required      Actual (b)       Compliance
-------------------------------------------                 ---------------- ------------  -------------------
Total Consolidated Debt to Total Asset Value                Less than    60%     50%               Yes
                                                            or Equal to

Total Secured Debt to Total Asset Value                     Less than    40%     13%               Yes
                                                            or Equal to

Total Unencumbered Asset Value to Total Unsecured Debt      Greater     150%     208%              Yes
                                                            than or
                                                            Equal to

Consolidated Income Available for Debt Service to Total     Greater     150%     226%              Yes
Annual Service Charges                                      than


(a)  For a complete listing of all Debt Covenants related to the Company's
     Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.



CAMDEN                                                             CAPITALIZED EXPENDITURES
                                                                      & MAINTENANCE EXPENSE
                                                            (in thousands except unit data)

-------------------------------------------------------------------------------------------
(Unaudited)
                                         Third Quarter 2005 (a)(b)
                              -------------------------------------------------------------
                                          Capitalized                       Expensed
                              ------------------------------------   ----------------------
                              Weighted Average
  Item                        Useful Life (c)     Total   Per Unit     Total    Per Unit
  -------------------------   ------------------------------------   ----------------------
  Interiors
        Floor coverings         5.3 years          $3,089     $55      $1,015          $18
        Appliances              9.3 years             504       9         168            3
        Painting                    -                   -       -       1,793           32
        Cabinetry/Countertops   10.0 years            239       4           -            -
        Other                   8.8 years             441       8         256            5
  Exteriors
        Painting                5.0 years           1,046      19           -            -
        Carpentry               10.0 years          1,077      19           -            -
        Landscaping             6.2 years             517       9       2,404           43
        Roofing                 20.0 years            674      12          75            1
        Site Drainage           10.0 years             85       2           -            -
        Fencing/Stair           10.0 years            171       3           -            -
        Other (d)               8.6 years             846      15       3,143           56
  Common Areas
        Mech., Elec., Plumbing  9.8 years             708      13         768           14
        Parking/Paving          5.0 years             435       8           -            -
        Pool/Exercise/Facility  7.9 years             718      13         382            7
                                                ------------------   ----------------------
                                                  $10,550    $188     $10,004         $178

  Weighted Average Apartment Homes                         56,150                   56,150


                                       Year-to-Date 2005 (a)(b)(e)
                              -------------------------------------------------------------
                                          Capitalized                       Expensed
                              ------------------------------------   ----------------------
                              Weighted Average
  Item                        Useful Life (c)     Total   Per Unit     Total    Per Unit
  -------------------------   ------------------------------------   ----------------------
  Interiors
        Floor coverings         5.3 years          $7,676    $143      $2,440          $45
        Appliances              9.3 years           1,474      27         434            8
        Painting                          -             -       -       4,394           82
        Cabinetry/Countertops   10.0 years            650      12           -            -
        Other                   8.8 years           1,147      21         531           10
  Exteriors
        Painting                5.0 years           1,844      34           -            -
        Carpentry               10.0 years          2,595      48           -            -
        Landscaping             6.2 years           1,034      19       7,467          139
        Roofing                 20.0 years          2,668      50         138            3
        Site Drainage           10.0 years            257       5           -            -
        Fencing/Stair           10.0 years            530      10           -            -
        Other (d)               8.6 years           3,033      57       8,382          156
  Common Areas
        Mech., Elec., Plumbing  9.8 years           1,756      33       1,937           36
        Parking/Paving          5.0 years           1,143      21           -            -
        Pool/Exercise/Facility  7.9 years           2,122      40         934           17
                                                ------------------   ----------------------
                                                  $27,929    $520     $26,657         $497

  Weighted Average Apartment Homes                         53,678                   53,678


(a) Includes discontinued operations. Capitalized expenditures for discontinued operations were $87 and $809 for the three and nine months ended September
     30, 2005. Maintenance expenses for discontinued operations were $274 and $942 for the same periods.

(b) Excludes non-recurring capitalized expenses totaling $741 for the three and nine months ended September 30, 2005 related to technology upgrades for the OneSite property management system rollout for the Summit portfolio.

(c)  of capitalized expenses for the three and nine months ended September 30,
     2005

(d) Includes in part the following items: site/building repair, masonry/plaster, and general conditions

(e) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.


CAMDEN                                                                             NON-GAAP FINANCIAL MEASURES
                                                                                 DEFINITIONS & RECONCILIATIONS
                                                                      (In thousands, except per share amounts)

--------------------------------------------------------------------------------------------------------------

(Unaudited)

This document contains certain non-GAAP financial measures that management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from of depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:


                                            Three Months Ended                 Nine Months Ended
                                              September 30,                      September 30,
                                           --------------------             -----------------------
                                             2005      2004                   2005        2004
                                           --------------------             -----------------------
  Net income (loss)                          ($2,317)   $5,807               $186,199      $22,849
  Real estate depreciation and amortization
   from continuing operations                 44,930    25,340                121,206       74,797
  Real estate depreciation from
   discontinued operations                       233     1,401                  1,420        4,190
  Adjustments for unconsolidated joint
   ventures                                    1,284       523                  3,249        1,570
  Income from continuing operations
   allocated to common units                     241       515                  1,969        1,956
  Income from discontinued operations
   allocated to common units                       -        38                      -          122
  (Gain) on sale of operating properties           -         -               (132,117)           -
  (Gain) on sale of discontinued operations        -         -                (36,104)           -
                                           --------------------             -----------------------
     Funds from operations - diluted         $44,371   $33,624               $145,822     $105,484
                                           ====================             =======================

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted                                   55,671    42,574                 55,494       42,381
FFO diluted                                   58,600    44,449                 55,494       44,257

 Net income (loss) per common share -
  diluted                                     ($0.05)    $0.14                  $3.39        $0.54
 FFO per common share - diluted                $0.76     $0.76                  $2.63        $2.38

Expected FFO
------------
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                           4Q05 Range                       2005 Range
                                              Low       High                   Low        High
                                           --------------------             -----------------------

Expected net income (loss) per share -
 diluted                                       $0.02     $0.06                  $3.32        $3.37
Expected real estate depreciation               0.77      0.77                   2.99         2.99
Expected adjustments for unconsolidated
 joint ventures                                 0.02      0.02                   0.08         0.08
Expected income allocated to common units       0.01      0.01                   0.04         0.04
Expected (gain) on sale of properties and
 properties held for sale                       0.00      0.00                  (2.99)       (2.99)
                                           --------------------             -----------------------
Expected FFO per share - diluted               $0.82     $0.86                  $3.44        $3.49


Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.


Net Operating Income (NOI)
--------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                                            Three Months Ended                 Nine Months Ended
                                              September 30,                      September 30,
                                           --------------------             -----------------------
                                             2005      2004                    2005        2004
                                           --------------------             -----------------------
Net income (loss)                            ($2,317)   $5,807                 $186,199    $22,849
Fee and asset management                      (1,789)   (1,962)                 (10,929)    (6,639)
Sale of technology investments                     -         -                  (24,199)      (863)
Interest and other income                     (1,913)   (1,917)                  (6,401)    (7,136)
Property management expense                    4,208     2,901                   11,350      8,512
Fee and asset management expense               2,008       850                    4,999      2,845
General and administrative expense             6,183     4,074                   18,017     12,400
Transaction compensation and merger
 expenses                                          -         -                   14,085          -
Interest expense                              29,331    19,305                   81,416     59,701
Amortization of deferred financing costs         855       767                    2,872      2,250
Amortization of acquired in place leases       9,498         -                   22,161          -
Depreciation and amortization                 36,076    25,748                  100,923     76,109
Gain on sale of properties, including land         -         -                 (132,128)    (1,255)
Impairment loss on land held for sale              -         -                        -      1,143
Equity in (income) losses of joint ventures    1,827       (93)                   1,472       (259)
Distributions on perpetual preferred units     1,750     2,664                    5,278      8,350
Original issuance costs on redeemed
 perpetual preferred units                         -       745                      365        745
Income allocated to common units and other
 minority interests                              373       515                    2,099      1,956
Income from discontinued operations             (703)   (1,171)                  (3,091)    (3,778)
Income from discontinued operations
 allocated to common units                         -        38                        -        122
Gain on sale of discontinued operations            -         -                  (36,104)         -
                                           --------------------             -----------------------
   Net Operating Income (NOI)                $85,387   $58,271                 $238,384   $177,052

CPT-"Same Property" Communities              $50,756   $48,723                 $152,149   $148,652
Summit-"Same Property" Communities            22,549         -                   51,856          -
CPT Non-"Same Property" Communities            4,083     3,159                   12,414      9,029
Summit Non-"Same Property" Communities         6,054         -                   12,700          -
Development and Lease-Up Communities             438         -                      671          -
Dispositions / Other                           1,507     6,389                    8,594     19,371
                                           --------------------             -----------------------
  Net Operating Income (NOI)                 $85,387   $58,271                 $238,384   $177,052


EBITDA
------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued
operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers
EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                                            Three Months Ended                 Nine Months Ended
                                              September 30,                      September 30,
                                           --------------------             -----------------------
                                             2005      2004                    2005        2004
                                           --------------------             -----------------------
Net income
 (loss)                                      ($2,317)   $5,807                 $186,199    $22,849
Interest
 expense                                      29,331    19,305                   81,416     59,701
Amortization of deferred financing costs         855       767                    2,872      2,250
Amortization of acquired in place leases       9,498         -                   22,161          -
Depreciation and amortization                 36,076    25,748                  100,923     76,109
Distributions on perpetual preferred units     1,750     2,664                    5,278      8,350
Original issuance costs on redeemed
 perpetual preferred units                         -       745                      365        745
Income allocated to common units and other
 minority interests                              373       515                    2,099      1,956
Real estate depreciation from discontinued
 operations                                      233     1,401                    1,420      4,190
Gain on sale of properties, including land         -         -                 (132,128)    (1,255)
Impairment loss on land held for sale              -         -                        -      1,143
Equity in income of joint ventures             1,827       (93)                   1,472       (259)
Gain on sale of discontinued operations            -         -                  (36,104)         -
Income from discontinued operations
 allocated to common units                         -        38                        -        122
                                           --------------------             -----------------------
 EBITDA                                      $77,626   $56,897                 $235,973   $175,901



CAMDEN                                                                                       OTHER DATA

-------------------------------------------------------------------------------------------------------
(Unaudited)

Stock Symbol:               CPT

Exchange Traded:            NYSE

Senior Unsecured Debt                        Rating    Outlook
 Ratings:
                                            --------- ---------
                            Moody's              Baa2    Stable
                            Standard & Poors      BBB  Positive
                            Fitch                 BBB  Positive


Important Future Dates:
   (Estimated)                               Q4 '05    Q1 '06      Q2 '06      Q3 '06
                                            --------- --------- ------------  ---------
  Earnings release & Analyst conference     Early Feb Early May    Early Aug  Early Nov
   call

Dividend Information - Common Shares:          Q1 '05    Q1 '05       Q2 '05     Q3 '05
                                            --------- --------- ------------  ---------
  Declaration Date                          02/10/05  03/15/05     06/15/05   09/15/05
  Record Date                               02/25/05  03/31/05     06/30/05   09/30/05
  Payment Date                              03/04/05  04/15/05     07/15/05   10/17/05
  Distributions Per Share                     $0.416    $0.219       $0.635     $0.635


Investor Relations Data:

     Camden does not send quarterly reports to shareholders, but supplies
     10-Q's, Earnings Releases and Supplemental Data upon request.

     For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
     1-800-9CAMDEN or (713) 354-2787.

     For an audio download of Camden's Quarterly Conference Call, please see our web site at www.camdenliving.com

  For questions contact:

       Richard J. Campo                   Chairman & Chief Executive Officer
       D. Keith Oden                      President & Chief Operating Officer
       Dennis M. Steen                    Chief Financial Officer
       Kimberly A. Callahan               Vice President- Investor Relations & Strategic Planning


CAMDEN                                                                                                 COMMUNITY TABLE
                                                                                    Community Statistics as of 9/30/05
----------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                           3Q05 Avg
                                                   Year Placed Average  Apartment  3Q05 Avg      Market Rental Rates
Community Name                City            State in Service  Size     Homes      Occupancy     Per Home  Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------
  Camden Copper Square        Phoenix         AZ          2000    786        332          96%            722     0.92
  Camden Fountain Palms (1)   Peoria          AZ     1986/1996  1,050        192          96%            749     0.71
  Camden Legacy               Scottsdale      AZ          1996  1,067        428          97%            892     0.84
  Camden Pecos Ranch (1)      Chandler        AZ          2001    924        272          97%            736     0.80
  Camden San Paloma           Scottsdale      AZ     1993/1994  1,042        324          98%            913     0.88
  Camden Sierra (1)           Peoria          AZ          1997    925        288          97%            715     0.77
  Camden Towne Center (1)     Glendale        AZ          1998    871        240          95%            677     0.78
  Camden Vista Valley         Mesa            AZ          1986    923        357          95%            649     0.70
                              ----------------------------------------------------------------------------------------
      Total Phoenix                         8 Properties          951      2,433          97%            765     0.80

  Camden Pass                 Tucson          AZ          1984    559        456          94%            441     0.79
  Camden View                 Tucson          AZ          1974  1,026        365          95%            687     0.67
                              ----------------------------------------------------------------------------------------
      Total Tucson                          2 Properties          766        821          95%            550     0.72

======================================================================================================================
      TOTAL ARIZONA                        10 Properties          904      3,254          96%            711     0.79

  Camden Crown Valley         Mission Viejo   CA          2001  1,009        380          97%          1,451     1.44
  Camden Harbor View          Long Beach      CA          2004    976        538          90%          1,895     1.94
  Camden Martinique           Costa Mesa      CA          1986    795        714          96%          1,222     1.54
  Camden Parkside (1)         Fullerton       CA          1972    835        421          96%          1,209     1.45
  Camden Sea Palms            Costa Mesa      CA          1990    891        138          97%          1,345     1.51
                              ----------------------------------------------------------------------------------------
      Total Los Angeles/Orange              5 Properties
       County                                                     890      2,191          95%          1,432     1.61

  Camden Sierra at Otay Ranch Chula Vista     CA          2003    962        422          95%          1,344     1.40
  Camden Tuscany              San Diego       CA          2003    891        160          98%          1,910     2.14
  Camden Vineyards            Murrieta        CA          2002  1,053        264          95%          1,252     1.19
                              ----------------------------------------------------------------------------------------
      Total San Diego/Inland                3 Properties
       Empire                                                     977        846          96%          1,422     1.46

======================================================================================================================
      TOTAL CALIFORNIA                      8 Properties          914      3,037          95%          1,429     1.56

  Camden Arbors               Westminster     CO          1986    810        358          94%            686     0.85
  Camden Caley                Englewood       CO          2000    925        218          97%            801     0.87
  Camden Centennial           Littleton       CO          1985    744        276          97%            656     0.88
  Camden Denver West (1)      Golden          CO          1997  1,015        320          94%            972     0.96
  Camden Highlands Ridge      Highlands Ranch CO          1996  1,141        342          95%          1,026     0.90
  Camden Interlocken          Broomfield      CO          1999  1,022        340          95%          1,026     1.00
  Camden Lakeway              Littleton       CO          1997    919        451          95%            885     0.96
  Camden Pinnacle             Westminster     CO          1985    748        224          91%            662     0.89
======================================================================================================================
      TOTAL COLORADO                        8 Properties          926      2,529          95%            854     0.92

  Summit Ashburn Farm         Ashburn         VA          2000  1,061        162          96%          1,231     1.16
  Summit Fair Lakes           Fairfax         VA          1999    996        530          97%          1,384     1.39
  Summit Fallsgrove           Rockville       MD          2004    996        268          98%          1,390     1.40
  Summit Grand Parc           Washington      DC          2002    904        105          95%          1,943     2.15
  Summit Lansdowne            Leesburg        VA          2002  1,006        690          97%          1,225     1.22
  Summit Largo                Largo           MD          2000  1,042        219          97%          1,441     1.38
  Summit Roosevelt            Washington      DC          2003    856        198          98%          1,896     2.21
  Summit Russett              Laurel          MD          2000  1,025        426          94%          1,254     1.22
  Summit Silo Creek           Washington      DC          2004    971        284          96%          1,195     1.23
======================================================================================================================
      TOTAL DC METRO                        9 Properties          994      2,882          97%          1,360     1.37

  Summit Aventura             Aventura        FL          1995  1,106        379          96%          1,306     1.18
  Summit Brickell             Miami           FL          2003    937        405          96%          1,326     1.42
  Summit Doral                Miami           FL          1999  1,172        260          98%          1,307     1.12
  Summit Doral Villas         Miami           FL          2000  1,253        232          98%          1,393     1.11
  Summit Las Olas             Ft. Lauderdale  FL          2004  1,043        420          97%          1,502     1.44
  Summit Plantation           Plantation      FL          1997  1,152        502          98%          1,185     1.03
  Summit Portofino            Pembroke Pines  FL          1995  1,307        322          97%          1,158     0.89
                              ----------------------------------------------------------------------------------------
      Total Southeast Florida               7 Properties        1,124      2,520          97%          1,307     1.16

  Camden Club                 Longwood        FL          1986  1,077        436          96%            837     0.78
  Camden Landings             Orlando         FL          1983    748        220          98%            676     0.90
  Camden Lee Vista            Orlando         FL          2000    937        492          97%            830     0.89
  Camden Lago Vista (2)       Orlando         FL          2005    954        366   In Lease-Up           947     0.99
  Camden Renaissance          Altamonte       FL     1996/1998    899        578          98%            824     0.92
                               Springs
  Camden Reserve              Orlando         FL     1990/1991    824        526          96%            735     0.89
  Camden World Gateway        Orlando         FL          2000    979        408          95%            916     0.94
  Summit Hunter's Creek       Orlando         FL          2000  1,082        270          99%            885     0.82
                              ----------------------------------------------------------------------------------------
      Total Orlando                         8 Properties          937      3,296          97%            833     0.89


CAMDEN                                                                                                 COMMUNITY TABLE
                                                                                    Community Statistics as of 9/30/05
----------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                           3Q05 Avg
                                                   Year Placed Average  Apartment  3Q05 Avg      Market Rental Rates
Community Name                City            State in Service  Size     Homes      Occupancy     Per Home  Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------
  Camden Bay                  Tampa           FL     1997/2001    943        760           94%           849     0.90
  Camden Bay Pointe           Tampa           FL          1984    771        368           97%           680     0.88
  Camden Bayside              Tampa           FL     1987/1989    748        832           98%           700     0.94
  Camden Citrus Park          Tampa           FL          1985    704        247           97%           654     0.93
  Camden Isles                Tampa           FL     1983/1985    722        484           96%           643     0.89
  Camden Lakes                St. Petersburg  FL     1982/1983    728        688           97%           654     0.90
  Camden Lakeside             Brandon         FL          1986    728        228           97%           708     0.97
  Camden Live Oaks            Tampa           FL          1990  1,093        770           95%           748     0.68
  Camden Preserve             Tampa           FL          1996    942        276           98%           930     0.99
  Camden Providence Lakes     Brandon         FL          1996  1,024        260           98%           836     0.82
  Camden Westshore            Tampa           FL          1986    728        278           98%           726     1.00
  Camden Woods                Tampa           FL          1986  1,223        444           95%           820     0.67
                              ----------------------------------------------------------------------------------------
   Total Tampa/St. Petersburg              12 Properties          874      5,635           96%           741     0.85

======================================================================================================================
   TOTAL FLORIDA                           27 Properties          947     11,451           97%           892     0.94

  Summit Brookwood            Atlanta         GA          2002    906        359           96%           950     1.05
  Summit Club at Dunwoody     Atlanta         GA          1997  1,007        324           96%           865     0.86
  Summit Deer Creek           Alpharetta      GA          2000  1,187        292           97%           868     0.73
  Summit Midtown              Atlanta         GA          2001    953        296           95%           987     1.04
  Summit on the River         Duluth          GA          1997  1,103        352           98%           812     0.74
  Summit Peachtree City       Peachtree City  GA          2001  1,026        399           96%           780     0.76
  Summit Shiloh               Kennesaw        GA     1999/2002  1,151        232           96%           800     0.70
  Summit St. Clair            Atlanta         GA          1997    969        336           90%           904     0.93
  Summit Stockbridge          Stockbridge     GA          2003  1,009        304           95%           746     0.74
  Summit Sweetwater           Lawrenceville   GA          2000  1,151        308           96%           750     0.65
======================================================================================================================
   TOTAL GEORGIA                           10 Properties        1,041      3,202           95%           847     0.81

  Camden Brookside            Louisville      KY          1987    732        224           96%           570     0.78
  Camden Downs                Louisville      KY          1975    682        254           98%           512     0.75
  Camden Meadows              Louisville      KY     1987/1990    746        400           97%           609     0.82
  Camden Oxmoor               Louisville      KY          2000    903        432           97%           719     0.80
  Camden Prospect Park        Louisville      KY          1990    916        138           97%           693     0.76
======================================================================================================================
   TOTAL KENTUCKY                           5 Properties          795      1,448           97%           627     0.79

  Camden Passage              Kansas City     MO     1989/1997    832        596           96%           625     0.75
                              ----------------------------------------------------------------------------------------
   Total Kansas City                        1 Property            832        596           96%           625     0.75

  Camden Cedar Lakes          Lake St. Louis  MO          1986    852        420           96%           622     0.73
  Camden Cove West            Creve Coeur     MO          1990    828        276           95%           815     0.98
  Camden Cross Creek          St. Louis       MO     1973/1980    947        591           95%           712     0.75
  Camden Taravue              St. Louis       MO          1975    676        304           95%           532     0.79
  Camden Trace                Maryland HeightsMO          1972  1,158        372           96%           751     0.65
  Camden Westchase            St. Louis       MO          1986    945        160           98%           831     0.88
                              ----------------------------------------------------------------------------------------
   Total St. Louis                          6 Properties          910      2,123           96%           697     0.77

======================================================================================================================
   TOTAL MISSOURI                           7 Properties          893      2,719           96%           681     0.76

  Camden Bel Air              Las Vegas       NV     1988/1995    943        528           97%           832     0.88
  Camden Breeze               Las Vegas       NV          1989    846        320           98%           762     0.90
  Camden Canyon               Las Vegas       NV          1995    987        200           98%           853     0.86
  Camden Commons              Henderson       NV          1988    936        376           96%           852     0.91
  Camden Cove                 Las Vegas       NV          1990    898        124           99%           772     0.86
  Camden Del Mar              Las Vegas       NV          1995    986        560           98%           905     0.92
  Camden Fairways             Henderson       NV          1989    896        320           98%           839     0.94
  Camden Hills                Las Vegas       NV          1991    579        184           98%           590     1.02
  Camden Legends              Henderson       NV          1994    792        113           98%           791     1.00
  Camden Palisades            Las Vegas       NV          1991    905        624           97%           825     0.91
  Camden Pines (1)            Las Vegas       NV          1997  1,005        315           98%           869     0.86
  Camden Pointe               Las Vegas       NV          1996    985        252           98%           830     0.84
  Camden Summit (1)           Henderson       NV          1995  1,187        234           98%         1,140     0.96
  Camden Tiara (1)            Las Vegas       NV          1996  1,043        400           97%           904     0.87
  Camden Vintage              Las Vegas       NV          1994    978        368           96%           837     0.86
  Oasis Bay (1)               Las Vegas       NV          1990    862        128           98%           801     0.93
  Oasis Crossings (1)         Las Vegas       NV          1996    983         72           98%           816     0.83


CAMDEN                                                                                                 COMMUNITY TABLE
                                                                                    Community Statistics as of 9/30/05
----------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                           3Q05 Avg
                                                   Year Placed Average  Apartment  3Q05 Avg      Market Rental Rates
Community Name                City            State in Service  Size     Homes      Occupancy     Per Home  Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------
  Oasis Emerald (1)           Las Vegas       NV          1988    873        132           99%           691     0.79
  Oasis Gateway (1)           Las Vegas       NV          1997  1,146        360           97%           905     0.79
  Oasis Heritage (1)          Las Vegas       NV          1986    950        720           98%           649     0.68
  Oasis Island (1)            Las Vegas       NV          1990    901        118           99%           701     0.78
  Oasis Landing (1)           Las Vegas       NV          1990    938        144           98%           764     0.81
  Oasis Meadows (1)           Las Vegas       NV          1996  1,031        383           98%           797     0.77
  Oasis Palms (1)             Las Vegas       NV          1989    880        208           98%           746     0.85
  Oasis Pearl (1)             Las Vegas       NV          1989    930         90           95%           727     0.78
  Oasis Place (1)             Las Vegas       NV          1992    440        240           96%           565     1.28
  Oasis Ridge (1)             Las Vegas       NV          1984    391        477           95%           465     1.19
  Oasis Sands                 Las Vegas       NV          1994  1,125         48           99%           834     0.74
  Oasis Sierra (1)            Las Vegas       NV          1998    922        208           97%           866     0.94
  Oasis Springs (1)           Las Vegas       NV          1988    838        304           98%           678     0.81
  Oasis Suites (1)            Las Vegas       NV          1988    404        409           95%           539     1.33
  Oasis Vinings (1)           Las Vegas       NV          1994  1,152        234           95%           804     0.70
======================================================================================================================
     TOTAL NEVADA                          32 Properties          889      9,193           97%           776     0.87

  Camden Eastchase            Charlotte       NC          1986    698        220           93%           534     0.77
  Camden Forest               Charlotte       NC          1989    703        208           95%           564     0.80
  Camden Habersham            Charlotte       NC          1986    773        240           96%           660     0.85
  Camden Park Commons         Charlotte       NC          1997    859        232           94%           679     0.79
  Camden Pinehurst            Charlotte       NC          1967  1,147        407           97%           712     0.62
  Camden Timber Creek         Charlotte       NC          1984    706        352           93%           570     0.81
  Summit Ballantyne           Charlotte       NC          1998  1,053        400           96%           784     0.74
  Summit Cotton Mills         Charlotte       NC          2002    906        180           99%         1,147     1.27
  Summit Creek (1)            Charlotte       NC          1982    895        260           96%           585     0.65
  Summit Fairview             Charlotte       NC          1983  1,036        135           97%           691     0.67
  Summit Foxcroft             Charlotte       NC          1979    940        156           95%           638     0.68
  Summit Grandview            Charlotte       NC          2000  1,145        266           99%         1,191     1.04
  Summit Green (1)            Charlotte       NC          1995    939        300           97%           725     0.77
  Summit Hollow (1)           Charlotte       NC          1979  1,039        232           95%           635     0.61
  Summit Sedgebrook           Charlotte       NC          1999  1,017        368           98%           726     0.71
  Summit Simsbury             Charlotte       NC          1985    874        100           98%           699     0.80
  Summit South End Square     Charlotte       NC          2003    883        299           99%           998     1.13
  Summit Stonecrest           Charlotte       NC          2001  1,169        306           97%           832     0.71
  Summit Touchstone           Charlotte       NC          1986    899        132           95%           648     0.72
                              ----------------------------------------------------------------------------------------
     Total Charlotte                       19 Properties          946      4,793           96%           743     0.79

  Camden Glen                 Greensboro      NC          1980    662        304           93%           547     0.83
  Camden Wendover             Greensboro      NC          1985    795        216           96%           602     0.76
                              ----------------------------------------------------------------------------------------
     Total Greensboro                       2 Properties          717        520           94%           570     0.80

  Reunion Park by Summit      Apex            NC     2000/2004    972        420           96%           601     0.62
  Summit Crest                Raleigh         NC          2001  1,129        438           95%           722     0.64
  Summit Governor's Village   Chapel Hill     NC          1999  1,134        242           95%           812     0.72
  Summit Hill (1)             Chapel Hill     NC          1991  1,036        411           94%           705     0.68
  Summit Lake                 Apex            NC          1999  1,075        446           92%           742     0.69
  Summit Overlook             Raleigh         NC          2001  1,056        320           96%           786     0.74
  Summit Westwood             Morrisville     NC          1999  1,112        354           97%           708     0.64
                              ----------------------------------------------------------------------------------------
     Total Raleigh                          7 Properties        1,070      2,631           95%           718     0.67

======================================================================================================================
     TOTAL NORTH CAROLINA                  28 Properties          972      7,944           96%           724     0.74

  Summit Valleybrook          Chadds Ford     PA          2002    992        352           96%         1,176     1.19
======================================================================================================================
     TOTAL PENNSYLVANIA                     1 Property            992        352           96%         1,176     1.19

  Camden Briar Oaks           Austin          TX          1980    711        430           95%           556     0.78
  Camden Huntingdon           Austin          TX          1995    903        398           95%           699     0.77
  Camden Laurel Ridge         Austin          TX          1986    702        183           97%           549     0.78
  Camden Ridge View           Austin          TX          1984    859        167           97%           611     0.71
  Camden Ridgecrest           Austin          TX          1995    851        284           98%           634     0.74
  Camden Woodview             Austin          TX          1984    644        283           95%           555     0.86
                              ----------------------------------------------------------------------------------------
     Total Austin                           6 Properties          780      1,745           96%           606     0.78

  Camden Breakers             Corpus Christi  TX          1996    868        288           95%           799     0.92
  Camden Copper Ridge         Corpus Christi  TX          1986    775        344           95%           626     0.81
  Camden Miramar (3)          Corpus Christi  TX     1994-2004    468        778           63%           764     1.63
                              ----------------------------------------------------------------------------------------
     Total Corpus Christi                   3 Properties          625      1,410           95%           737     1.18


CAMDEN                                                                                                 COMMUNITY TABLE
                                                                                    Community Statistics as of 9/30/05
----------------------------------------------------------------------------------------------------------------------
(Unaudited)                                                                                           3Q05 Avg
                                                   Year Placed Average  Apartment  3Q05 Avg      Market Rental Rates
Community Name                City            State in Service  Size     Homes      Occupancy     Per Home  Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------
   Camden Addison (1)         Addison         TX          1996    942        456           94%           797     0.85
   Camden Buckingham          Richardson      TX          1997    919        464           97%           741     0.81
   Camden Centreport          Ft. Worth       TX          1997    910        268           97%           738     0.81
   Camden Cimarron            Irving          TX          1992    772        286           98%           727     0.94
   Camden Farmers Market      Dallas          TX          2001    916        620           92%           912     0.99
   Camden Farmers Market II   Dallas          TX                                   In Lease-Up
    (2)                                                   2005    970        284                       1,152     1.19
   Camden Gardens             Dallas          TX          1983    652        256           94%           529     0.81
   Camden Glen Lakes          Dallas          TX          1979    877        424           96%           672     0.77
   Camden Highlands           Plano           TX          1985    816        160           97%           604     0.74
   Camden Lakeview            Irving          TX          1985    853        476           96%           565     0.66
   Camden Legacy Creek        Plano           TX          1995    831        240           98%           754     0.91
   Camden Legacy Park         Plano           TX          1996    871        276           98%           754     0.87
   Camden Oaks                Dallas          TX          1985    730        446           95%           523     0.72
   Camden Oasis               Euless          TX          1986    548        602           95%           492     0.90
   Camden Place               Mesquite        TX          1984    772        442           96%           559     0.72
   Camden Ridge               Ft. Worth       TX          1985    829        208           95%           583     0.70
   Camden Springs             Dallas          TX          1987    713        304           95%           526     0.74
   Camden Terrace             Ft. Worth       TX          1984    848        340           96%           612     0.72
   Camden Towne Village       Mesquite        TX          1983    735        188           98%           564     0.77
   Camden Trails              Dallas          TX          1984    733        264           95%           511     0.70
   Camden Valley Creek        Irving          TX          1984    855        380           96%           630     0.74
   Camden Valley Park         Irving          TX          1986    743        516           96%           596     0.80
   Camden Valley Ridge        Irving          TX          1987    773        408           96%           543     0.70
   Camden Westview            Lewisville      TX          1983    697        335           95%           580     0.83
                              ----------------------------------------------------------------------------------------
      Total Dallas/Ft. Worth               24 Properties          803      8,643           96%           654     0.81

   Camden Baytown             Baytown         TX          1999    844        272           93%           724     0.86
   Camden Creek               Houston         TX          1984    639        456           93%           577     0.90
   Camden Crossing            Houston         TX          1982    762        366           94%           551     0.72
   Camden Greenway            Houston         TX          1999    861        756           98%           887     1.03
   Camden Holly Springs (1)   Houston         TX          1999    934        548           97%           853     0.91
   Camden Midtown             Houston         TX          1999    843        337           98%           962     1.14
   Camden Oak Crest           Houston         TX          2003    870        364           94%           793     0.91
   Camden Park (1)            Houston         TX          1995    866        288           95%           739     0.85
   Camden Steeplechase        Houston         TX          1982    748        290           94%           594     0.79
   Camden Stonebridge         Houston         TX          1993    845        204           98%           732     0.87
   Camden Sugar Grove (1)     Stafford        TX          1997    917        380           97%           791     0.86
   Camden Vanderbilt          Houston         TX     1996/1997    863        894           99%           966     1.12
   Camden West Oaks           Houston         TX          1982    726        671           94%           551     0.76
   Camden Wilshire            Houston         TX          1982    761        536           93%           561     0.74
   Camden Wyndham             Houston         TX     1978/1981    797        448           95%           543     0.68
                              ----------------------------------------------------------------------------------------
      Total Houston                        15 Properties          818      6,810           96%           738     0.90

======================================================================================================================
      TOTAL TEXAS                          48 Properties          793     18,608           96%           686     0.87

======================================================================================================================
TOTAL PROPERTIES                          193 Properties          896     66,619           96%           818     0.91
======================================================================================================================

(1)Communities owned through investment in joint venture.
(2)Communities in lease-up as of September 30, 2005 are excluded from total occupancy numbers.
(3)Miramar is a student housing community which is excluded from total occupancy numbers.